EXHIBIT 10.128

                            PLACEMENT AGENT AGREEMENT

                                January 23, 2004


Sanders Morris Harris Inc.
600 Travis, Suite 3100
Houston, Texas  77002

Dear Sirs:

         1. INTRODUCTORY. Tarrant Apparel Group, a California corporation (the "COMPANY"), proposes to issue and sell an aggregate of up to 1,200,000 shares (the "SHARES") of Common Stock, no par value ("COMMON Stock"), of the Company in one or more transactions directly to various investors at a purchase price of $3.35 per share (the "OFFERING PRICE") all upon the terms and conditions set forth in the Prospectus (as hereinafter defined).

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents, warrants, and agrees that:

                  (a) The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement (file number 333-111092) on Form S-3, including a related base prospectus, for registration under the Securities Act of 1933, as amended (the "ACT"), of the securities of the Company described therein with an aggregate offering price of up to $20,000,000 (the "INITIAL REGISTRATION STATEMENT"). At the time of the filing of the Initial
         Registration Statement and on the effective date of the Initial Registration Statement, the Company met the requirements for use of Form S-3 under the Act. The Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form. Other than (i) a registration statement, if any, increasing the size of the offering (a "RULE 462(B) REGISTRATION STATEMENT"), filed pursuant to Rule 462(b) under the Act, which shall become effective upon filing,
         (ii) documents incorporated by reference in the base prospectus contained in the Initial Registration Statement, (iii) any amendment or supplement filed thereto and any documents incorporated by reference to such amendment or supplement, and (iv) an acceleration request with respect to the Initial Registration Statement, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission. No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The various parts of the Initial Registration Statement and the Rule 462(b)


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         Registration  Statement,  if any,  including  all exhibits  thereto and including (x) the information contained in the form of a final prospectus supplement relating to this offering to the base prospectus included in the Initial Registration Statement, which will be filed with the Commission after the date hereof pursuant to Rule 424(b) under the Act in accordance with Section 5(e) hereof and (y) the documents incorporated by reference in such final prospectus supplement are hereinafter collectively called the "REGISTRATION STATEMENT." Such final prospectus supplement, in the form first filed pursuant to Rule 424(b) under the Act, together with the base prospectus included in the Initial Registration Statement and any subsequently filed amendments, supplements or other documents incorporated therein, is hereinafter called the "PROSPECTUS." Any reference herein to the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Prospectus, as the case may be. Any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any documents filed after the date of such Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "EXCHANGE Act"), and incorporated by reference in such Prospectus, as the case may be. Any reference to any amendment or supplement to the Registration Statement or Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Initial Registration Statement or the date of the Prospectus, as the case may be, deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be, as well as the documents incorporated by reference therein pursuant to
         Item 12 of Form S-3 under the Act.

                  (b) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the foregoing representations and warranties in this Section 2(b) shall not apply to any statements or omissions made in reliance upon and in conformity with information concerning you furnished in writing to the Company by you expressly for use therein.

                  (c) No order preventing or suspending the use of any Prospectus has been issued by the Commission. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration


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         Statement or the Prospectus will conform,  in all material  respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not: (i) with respect to the Registration Statement, as of the applicable effective date as to the Registration Statement and any amendment thereto contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) with respect to the Prospectus, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the foregoing representations and warranties in this
         Section 2(c) shall not apply to any statements or omissions made in reliance upon and in conformity with information concerning you furnished in writing to the Company by you expressly for use therein.

                  (d) All reports and statements required to be filed by the Company with the Commission under the Exchange Act, and the rules and regulations thereunder, due at or prior to the date of this Agreement have been made. Such filings, together with all documents incorporated by reference therein, are referred to as "EXCHANGE ACT DOCUMENTS." Each Exchange Act Document, as amended, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and no Exchange Act Document, as amended, at the time each such document was filed, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (e) The consolidated historical financial statements and schedules of the Company included in the Registration Statement and that will be included in the Prospectus fairly present in all material respects, on the basis stated therein and on the date thereof, the financial position of the Company at the respective dates therein specified and its results of operations and cash flows for the periods then ended (subject to, in the case of the unaudited financial statements, normal audit adjustments), comply as to form with the applicable accounting requirements of the Act, and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis except as expressly noted therein.

                  (f) Except as disclosed on SCHEDULE 2(f), subsequent to the respective dates as to which information is given in the Registration Statement and the Prospectus, (i) the Company has not incurred any material liabilities or obligations, direct or contingent, except in the ordinary course of business and except for liabilities or obligations reflected or reserved against on the Company's balance sheet dated September 30, 2003, and (ii) there has not been (A) any material adverse change, or to the actual knowledge of the Company, any development involving a prospective material adverse change, in the condition


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         (financial or otherwise),  earnings, business, or results of operations of the Company or any change in the capital or material increase in the long-term debt of the Company, nor has the Company declared, paid, or made any dividend or distribution of any kind on its capital stock, (B) any transaction which is material to the Company or (C) any change in the capital stock or outstanding indebtedness of the Company.

                  (g) All action required to be taken by the Company necessary for the authorization of this Agreement and the Subscription Agreements (as hereinafter defined), the performance of all obligations of the Company hereunder and thereunder at the Closing (as hereinafter defined), and as a condition to the due and proper authorization, issuance, sale, and delivery of the Shares to subscribers therefor in accordance with the terms of this Agreement has been, or prior to the Closing Date will have been taken. The Shares have been duly and validly authorized and when issued, delivered, and paid for as specified herein, the Shares will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, free of any preemptive rights or similar rights, and free and clear of all liens imposed by or through the Company.

                  (h)      The Company is a corporation duly organized,  validly
         existing, and in good standing under the laws of the State of California, and has all requisite right, power, and authority to own or lease its properties, to conduct its business as described in the Registration Statement and as well be described in the Prospectus, and to execute, deliver, and perform this Agreement, the Subscription Agreements between the Company and the purchasers of the Shares in the form attached as EXHIBIT A hereto (the "SUBSCRIPTION AGREEMENTS"), to issue and sell the Shares, and to carry out the provisions of this Agreement and the Subscription Agreement and to carry on its business as presently conducted. The Company is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions in which its ownership or leasing of properties, or the conduct of its business requires or may require such qualification except where the failure to be so qualified would not have a material adverse effect on the Company. The Company has complied in all material respects with all material laws, rules, regulations, applicable to the Company's business, operations, properties, assets, products, and services, and the Company is in possession of and operating in compliance with all material permits, licenses, and other authorization, required to conduct its business as currently conducted.

                  (i) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, no par value, of which 27,614,763 shares were issued and outstanding as of December 23, 2003, and 2,000,000 shares of preferred stock, no par value, none of which were issued and outstanding as of December 23, 2003. The Common Stock of the Company conforms in all material respects to the descriptions thereof contained in the Registration Statement and as will be contained in the Prospectus. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued, are fully


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         paid  and  nonassessable  and are  free of any  preemptive  or  similar rights. Except as contemplated by this Agreement, or as described in the Exchange Act Documents or on SCHEDULE 2(i), (i) there is no commitment by the Company to issue any shares of capital stock, subscriptions, warrants, options, convertible securities, or other similar rights to purchase or receive Company securities or to distribute to the holders of any of its equity securities any evidence of indebtedness, cash, or other assets, (ii) the Company is under no obligation (contingent or otherwise) to purchase, redeem, or otherwise acquire any of its equity or debt securities or any interest therein, and (iii) to the Company's knowledge there are no voting trusts or
         similar  agreements,   shareholders'  agreements,   pledge  agreements,
         buy-sell agreements, rights of first refusal, preemptive rights, or proxies relating to any securities of the Company. Except as set forth in the Exchange Act Documents or filings with the Commission made by third parties pursuant to Schedule 13D or 13G or Form 3 or 4, and to
         the   knowledge  of  the   Company,   no  person  holds  of  record  or
         beneficially, 5% or more of the outstanding shares of the capital stock of the Company. All outstanding securities of the Company were issued in compliance with applicable Federal and state securities laws.

                  (j) Except as disclosed in the Registration Statement or the Prospectus, there is no material pending or, to the knowledge of the Company, threatened (i) action, suit, claim, proceeding, or investigation against the Company, at law or in equity, or before or by any Federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (each, a "GOVERNMENTAL BODY"), (ii) arbitration proceeding against the Company, (iii) governmental inquiry against the Company, or
         (iv) any action or suit by or on behalf of the Company pending or threatened against others.

                  (k) The Company is not in violation of its articles of incorporation or bylaws, or in default, or with the giving of notice or lapse of time or both, would be in default, in the performance of any material obligation, agreement, or condition contained in any lease, license, material contract, indenture, or loan agreement or in any bond, debenture, note, or any other evidence of indebtedness, except for such defaults as would not have a material adverse effect on the Company. The execution, delivery, and performance of this Agreement, the Subscriptions Agreements, and the Escrow Agreement (as hereinafter defined), the incurrence of the obligations herein, the issuance, sale, and delivery of the Shares, and the consummation of the transactions contemplated herein, have been duly authorized by all requisite corporate action on the part of the Company and (i) do not and will not conflict with the Company's articles of incorporation or bylaws, (ii) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property assets of the Company pursuant to, any material loan agreement, mortgage, deed of trust, indenture, or other instrument or agreement to which the Company is a party or by which the Company or its


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         properties are bound,  except such consents as have been obtained as of the date hereof or to the extent that the same have been, or prior to the Closing Date will be, waived or cured, or (iii) do not and will not
         result  in  the   violation   of  any  law,   statute,   order,   rule,
         administrative regulation, or decree of any court, or governmental agency or body having jurisdiction over the Company or its properties.

                  (l) Except as disclosed in the Registration Statement or the Prospectus or as described on SCHEDULE 2(l), there are no pre-emptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, shares of Common Stock pursuant to the Company's articles of incorporation, bylaws, or any agreement or other instrument to which the Company is a party. Except as disclosed on SCHEDULE 2(l), the issuance of the Shares is not subject to any preemptive right of any shareholder of the Company or to any right of first refusal or other right in favor of any person.

                  (m) This Agreement has been duly and validly executed and delivered by or on behalf of the Company and constitutes a legal, valid, and binding obligation of the Company enforceable in accordance with its terms, except to the extent that its enforceability is limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and (ii) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and except as enforceability of the indemnity and contribution provisions contained in Section 7 hereof may be limited by applicable law or principles of public policy.

                  (n) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as will be described in the Prospectus, will not be an "INVESTMENT COMPANY" as defined in the Investment Company Act of 1940, as amended.

                  (o) No consent, approval, authorization, filing with or order of any Governmental Body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act (except for the filing of the Prospectus pursuant to Rule 424(b) promulgated under the Act) and such as may be required by the Nasdaq Stock Market for quotation of the Shares or under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares in the manner contemplated herein and as will be contemplated in the Prospectus.

                  (p)      No holders of  securities  of the Company have rights
         to  the   registration  of  such  securities   under  the  Registration
         Statement.

                  (q) Ernst & Young, L.L.P., who have certified certain financial statements of each of the Company and its consolidated subsidiaries in the applicable financial statements, and delivered their report with respect to the


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         audited financial  statements and schedules for such entities,  assets, and businesses included in or incorporated by reference into the Prospectus, are independent public accountants as required by the Act and the applicable published rules and regulations thereunder.

                  (r) The escrow agreement (the "ESCROW AGREEMENT") among the Company, you, and Sterling Bank (the "ESCROW AGENT") has been duly and validly executed and delivered by or on behalf of the Company and constitutes a legal, valid, and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors' rights generally and
         (ii) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  (s) The Company maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is consistent with insurance coverage maintained by similar companies and businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase.

                  (t) There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale of the Shares.

                  (u) Except as would not have a material adverse effect on the business, assets, results of operation, or condition of the Company, the Company has filed, or caused to be filed, on a timely basis, all tax returns (including payroll, unemployment, and other taxes related to its employees and independent contractors) required to be filed with any Governmental Body and has paid or caused to be paid all taxes, levies, assessments, tariffs, duties or other fees imposed, assessed, or collected by any Governmental Body that may have become due and payable pursuant to those tax returns or otherwise except taxes being disputed by the Company in good faith. Except as disclosed on
         SCHEDULE 2(u), no deficiency assessment with respect to or proposed adjustment of any of the Company's Federal, state, municipal, or local tax returns has occurred or is threatened. There has been no tax lien imposed by any Governmental Body outstanding against the Company's assets or properties, except the lien for current taxes not yet due. The charges, accruals, and reserves on the books of the Company with respect to taxes for all fiscal periods are adequate, in the opinion of the Company, and the Company does not know of any actual or proposed tax assessment for any fiscal period or of any basis therefor against which adequate reserves have not been set up. Except as disclosed on
         SCHEDULE 2(u), the Company has not been advised that any Federal income tax return of the


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         Company  has been,  or will be,  examined  or audited  by the  Internal
         Revenue Service.

                  (v) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed for quotation with the symbol "TAGS" on the Nasdaq National Market System maintained by the Nasdaq Stock Market, Inc.

                  (w) No labor problem or dispute with the employees of the Company exists or is threatened or, to the Company's knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in the Registration Statement and as will be set forth in the Prospectus.

                  (x) The Company (i) possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and (ii) has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, in the case of (i) and (ii) singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, or otherwise, would have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in the Registration Statement and as will be set forth in the Prospectus.

                  (y) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
         (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (z) Neither the Company nor its affiliates has taken, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (aa) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and


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         published  interpretations  thereunder  with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. The Company has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                  (bb) Except as disclosed in the Registration Statement and the Prospectus, the Company (i) does not have any material lending relationship with any bank or lending affiliate of yours and (ii) does not intend to use any of the proceeds from the sale of the Shares hereunder to repay any outstanding debt owed to any affiliate of yours.

                  (cc) The Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or, to the Company's knowledge, any other party to any such contract or agreement, except where such termination or non-renewal would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company.

                  (dd) The Company has provided you true, correct, and complete copies of all documentation pertaining to any outstanding extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any executive officer or director of the Company, or to any family member or affiliate of any executive officer or director of the Company. Since September 30, 2003, the Company has not, directly or indirectly, including through any subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any executive officer or director of the Company, or to or for any family member or affiliate of any executive officer or director of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any executive officer or director of the Company, or any family member or affiliate of any executive officer or director of the Company, which loan was outstanding on September 30, 2003.

                  (ee) Neither the Company nor, to the Company's knowledge, any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus.

                  (ff) To the Company's knowledge, there are no "affiliations" or "associations" (as defined in the NASD Conduct Rules) between any member of the NASD and any of the Company's officers, directors, or 5% or greater securityholders, except as set forth in the Registration Statement and the Prospectus.

                  In addition, any certificate signed by any officer of the Company and delivered to the you or your counsel in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company as to matters covered thereby, to you.

         3. REPRESENTATIONS AND WARRANTIES OF SANDERS MORRIS HARRIS INC. You represent and warrant to, and agree with, the Company that:

                  (a) You have been duly organized and are validly existing and in good standing as a corporation under the laws of the State of Texas, with power and authority (corporate and other) to perform your obligations under this Agreement and the Escrow Agreement; you are a broker-dealer registered and in good standing under the Exchange Act and under the securities or Blue Sky laws of each state in which the Shares are being offered or sold by you, and you are a member in good standing of the NASD; you are in possession of and operating in compliance with all authorizations, licenses, permits, consents, certificates, and orders required for the performance of your duties under this Agreement and the Escrow Agreement, and your performance of your duties hereunder and thereunder will be in compliance with all applicable laws, including state securities and Blue Sky laws.

                  (b) There are no legal or governmental proceedings pending to which you are a party or of which any of your properties is the subject or, to your knowledge, threatened, which, if determined adversely to you, would individually or in the aggregate materially and adversely affect your ability to perform your obligations under this Agreement or the Escrow Agreement.

                  (c) No consent, approval, authorization or order of any court or governmental authority or agency is required for the performance by you of your obligations under this Agreement, except such as may be required by the NASD.

                  (d) This Agreement has been duly and validly executed and delivered by or on behalf of you and constitutes a legal, valid, and binding obligation of you enforceable in accordance with its terms, except to the extent that its enforceability is limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and (ii) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and except as enforceability of the indemnity and contribution provisions contained in Section 7 hereof may be limited by applicable law or principles of public policy.

                  (e) The Escrow Agreement among the Company, you, and the Escrow Agent has been duly and validly executed and delivered by or on behalf of you and constitutes a legal, valid, and binding obligation of you enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors' rights generally and
         (ii) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  (f) You agree to comply and shall comply with any applicable requirements of the Act, the Exchange Act, the published rules and regulations of the Commission thereunder, and the applicable state securities or blue sky laws, and the Rules of the NASD, specifically including, but not limited to, Rules 2420, 2730, 2740, and 2750 therein. With respect to your participation in any resales or transfers of the Shares, you agree to comply and shall comply with any applicable requirements set forth above.

                  (g) In offering the Shares for sale, you shall not give or provide any information or make any representation other than those contained in the Prospectus, the sale literature, or any other documents provided to you for such purpose by the Company.

                  (h) You shall solicit purchases of the Shares only in jurisdictions in which you are legally qualified to so act and in which you have been advised by the Company that such solicitations may be made.

         4. OFFERING AND SALE OF THE SHARES. (a) On the basis of the representations, warranties, and covenants herein contained, but subject to the terms and upon the conditions herein set forth, you are hereby appointed the non-exclusive placement agent of the Company during the term herein specified (the "Offering Period") to solicit subscriptions for the Shares on a best-efforts basis for the account of the Company at the Offering Price through a public offering (the "Offering") and upon the terms and conditions set forth in the Prospectus and in the Subscription Agreements. Subject to the performance by the Company of all its obligations to be performed hereunder, and to the completeness and accuracy of all the representations and warranties contained herein, you hereby accept such agency and agree on the terms and conditions herein set forth to use your best efforts during the Offering Period to find subscribers for Shares at the Offering Price. Your agency hereunder, which is terminable as provided in Section 11 hereof, shall terminate at 11:59 p.m., Houston, Texas time, on January 30, 2004; provided that such termination date (the "Termination Date") may be extended by mutual written agreement of the parties until February 13, 2004.

         (b)      Each Investor desiring to purchase Shares will be required to:
(i) complete, execute, and deliver to you an executed copy of a Subscription Agreement between the Investor and the Company and (ii) deliver to you payment for such subscription in the form of a check or a wire transfer of immediately available funds in the amount that the Investor desires to purchase. Any payment you receive that does not conform to this requirement will be returned to an Investor by the end of the next business day following receipt. Upon receipt, you shall hold all such Subscription Agreements and funds for safekeeping. You shall promptly forward each executed Subscription Agreement received to the Company for acceptance or rejection together with a schedule setting forth the name and address of each subscriber and the amount received from each subscriber. The Company shall notify you of such acceptance or rejection within 10 days of receipt of a Subscription Agreement.

         (c) If, by the Termination Date or such earlier time as may be agreed upon by you and the Company, you have received subscriptions and such subscriptions have been accepted by the Company (in its sole discretion), you shall promptly notify the Company in writing of the aggregate amount of Shares for which you have received subscriptions (the "Notice Date"). Payment of the purchase price for the Shares for which you have found subscribers, and delivery, with respect to each subscriber for Shares, of a copy of a Subscription Agreement signed by such subscriber (the "Closing"), shall then be made at such place and time as shall be agreed upon between you and the Company, no later than the third full business day after the Notice Date (the "Closing Date").

         (e) As compensation for your services, a cash commission will be paid to you with respect to subscriptions received by you as to which the payments and deliveries provided for in this Section 4 are made at the Closing Date equal to 7.0% of the purchase price of each Share purchased at the Closing. Such commissions shall be paid to you on the Closing Date by bank wire transfer payable in immediately available funds. In addition, the Company agrees to reimburse you for your reasonable out-of-pocket expenses in accordance with
Section 5(p) hereof; provided, however, that the sum of the commissions paid to you, expenses reimbursed, and the value of the Agent's Warrant (as hereinafter defined) as determined pursuant to NASAD Rule 2710(c)(5)(C), may not exceed 8.0% of the gross proceeds of the offering.

         (f) Neither you nor the Company shall, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of the Shares; provided, however, that normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling the Shares shall not be prohibited hereby.

         (g) You will prepare and file such statements and reports as are or may be required to enable the Shares to be qualified for sale under the securities laws of such jurisdictions as you may designate.

         (h) As additional compensation, the Company will issue to you on the Closing Date a Common Stock purchase warrant (the "AGENT'S WARRANT") in substantially the form attached hereto as EXHIBIT B granting you the right to purchase from the Company for a period commencing on the Closing Date and ending five years after the Closing Date, one share of Common Stock for every 40 Shares sold in the Offering, at a per share purchase price equal to the Offering Price.

         5. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company covenants and agrees with you:

         (a) to not, except as contemplated or described in this Agreement or in a public disclosure made prior to the date hereof, prior to the Closing Date, incur any material liability or obligation, direct or contingent, or enter into any material transaction, in each case, other than in the ordinary course of business;

         (b) to not, prior to the Closing Date, declare or pay any dividend on the Common Stock or make any distribution on the Common Stock payable to shareholders of record on a date prior to the Closing Date;

         (c) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; PROVIDED THAT the Company shall not be required to qualify as a foreign entity or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

         (d) to make available to you in Houston, Texas as soon as practicable after the date hereof, and thereafter from time to time to furnish to you, as many copies of the Prospectus as you may request for the purposes contemplated by the Act; in case you are required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of
Section 10(a)(3) of the Act;

         (e) to prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement (other than a Current Report on Form 8-K disclosing the terms of this Agreement) to the Registration Statement or Prospectus prior to the time of purchase which shall be disapproved by you promptly after reasonable notice thereof; PROVIDED THAT you will not unreasonably disapprove any such amendment or supplement;

         (f) to advise you promptly, confirming such advice in writing, of any request by the Commission so long as a Prospectus is required to be delivered in connection with this offering for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice so long as a Prospectus is required to be delivered in connection with this offering of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the

Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement so long as a Prospectus is required to be delivered in connection with this offering, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal made so long as a Prospectus is required to be delivered in connection with this offering to amend or supplement the Registration Statement or the Prospectus, including by filing any documents that would be incorporated therein by reference, and to furnish you with drafts of such proposed amendment in advance of such filing and to file no such amendment or supplement to which you shall reasonably object in writing;

         (g) to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission to comply with the Exchange Act subsequent to the date hereof and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to promptly notify you of such filing;

         (h) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

         (i) (i) to advise you promptly upon receipt of notice from the Commission or any state securities regulator of any action, request, order or proceeding that is being or will be taken or given by it with respect to the offering of the Shares, or the Prospectus and Registration Statement in connection with the offering of the Shares, or the happening of any event that would require the making of any change in the Prospectus in connection with the offering of the Shares so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under and the date on which they are made, not misleading, (ii) to furnish you with drafts of any proposed amendments or supplements to the Prospectus or Registration Statement that may be necessary as a result of any such action, request, order or proceeding  or the  happening  of any such event in  advance of such  filing and
(iii) to file no such amendment or supplement to the extent disapproved by you promptly after reasonable notice thereof; provided that you will not unreasonably disapprove any such amendment or supplement;

         (j) to make generally available to its stockholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act), an earnings statement of the Company complying with Section 11(a) of the Act;

         (k) to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, stockholders' equity and cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants);

         (l) to furnish to you copies of the Registration Statement, as initially filed with the Commission, the Prospectus, and all amendments and supplements thereto (including all exhibits thereto and documents incorporated by reference therein), and such other information with respect to the Company as you may from time to time reasonably request, in each case as soon as available and in such quantities as you may reasonably request;

         (m) to furnish or otherwise make available to you promptly upon request for a period of two years from the date of this Agreement the following documents, provided such documents are not otherwise publicly available via
EDGAR: (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company;

         (n)      [Intentionally Omitted]

         (o) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

         (p) whether or not the transactions contemplated in this Agreement are consummated, to pay all costs, expenses, fees, and taxes in connection with
(i) the preparation and filing of the Registration Statement, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to you and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares, (iii) the producing, word processing and/or printing of this Agreement, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to you and (except closing documents) to dealers (including costs of mailing and shipment), (iv) all of your reasonable out-of-pocket expenses (including fees and disbursements of your counsel, travel, and related expenses incurred in connection with this Agreement and the Offering) incurred in connection with this Agreement, preparing to market, and marketing the Shares, (v) the reasonable legal fees and expenses incurred by counsel to subscribers for Shares in connection with the negotiation, execution, and delivery of subscription agreements and any related agreements; (vi) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the legal fees and filing fees and other disbursements of your counsel) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to you and to dealers, (vii) any listing of the Shares on any securities exchange, (viii) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of your counsel; provided that the aggregate expenses paid or reimbursed pursuant to clauses (iv), (v), and (viii) shall not exceed $30,000 in the aggregate; (ix) the fees and disbursements of any transfer agent or registrar for the Shares,
(x) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and your sales force, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (xi) the performance of the Company's other obligations hereunder;

         (q) if required, to prepare and file with the Nasdaq Stock Market an additional shares listing application covering the Shares and take all steps necessary to cause such shares to be approved for listing as soon as practicable thereafter; and

         (r) to maintain a transfer agent and, if necessary under the jurisdiction of formation of the Company, a registrar for the Shares.

         6. CONDITIONS OF YOUR OBLIGATIONS. Your obligations hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Company shall furnish to you at the time of purchase an opinion of Stubbs, Alderton & Markiles, L.L.P., counsel for the Company, addressed to you, and dated the time of purchase, in the form attached hereto as EXHIBIT C.

                  (b) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus, including documents deemed to be incorporated by reference therein, shall have been filed to which you object in writing.

                  (c) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., Washington D.C. time, on the second full business day after the date of this Agreement.

                  (d) Prior to the time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (e) Between the time of execution of this Agreement and the time of purchase, no material adverse change or any development involving a prospective material adverse change (other than as disclosed in the Registration Statement and Prospectus, exclusive of any amendments or supplements subsequent to the date hereof) in the condition (financial or otherwise), earnings, business, properties or results of operations of the Company shall occur or become known.

                  (f) The Company will, at the time of purchase, deliver to you a certificate of the Company's Chief Executive Officer or Chief Operating Officer and its Chief Financial Officer to the form attached as EXHIBIT D hereto.

                  (g) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase, as you may reasonably request.

                  (h) The Shares shall have been approved for quotation on the Nasdaq Stock Market as a National Market Security, subject only to notice of issuance at or prior to the time of purchase.

         If any of the conditions provided for in this Section 6 shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by you by notifying the Company of such termination in writing at or prior to the Closing Date, but you shall be entitled to waive any of such conditions.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless you and each person, if any, who controls you within the meaning of the Act, against any losses, claims, damages, liabilities, or expenses (including, unless the Company elects to assume the defense as hereinafter provided, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or is based upon (a) the Company's breach of a representation or warranty or covenant or agreement contained in this Agreement or (b) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration
Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning you furnished in writing by or on behalf of you through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading; provided that in no case is the

Company to be liable with respect to any claims made against you, or any such controlling person unless you or such controlling person shall have notified the Company in writing promptly after the summons or other first legal process giving information of the nature of the claim shall have been served upon you or such controlling person, but failure to notify the Company of any such claim shall not relieve it from any liability that it may have to you or such controlling person otherwise than on account of the indemnity agreement contained in this paragraph. The Company will be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably acceptable to you. In the event the Company elects to assume the defense of any such suit and retain such counsel, you or such controlling person or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include you or such controlling person or persons, and the Company and you or such controlling person or persons have been advised by counsel that one or more material legal defenses may be available to you or them that may not be available to the Company in which case the Company shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the reasonable fees and expenses of such counsel. In no event shall the Company be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Company shall not be required to indemnify any person for any settlement of any such claim effected without the Company's consent, which shall not be unreasonably withheld. The Company shall not, without your consent, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. This indemnification obligation will be in addition to any primary liability that the Company might otherwise have. The foregoing obligation of indemnification of the Company shall be limited to the net proceeds of the Offering.

         (b) You agree to indemnify and hold harmless the Company, each of the Company's officers, directors, and each other person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages, liabilities, or expenses (including, unless you elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which (i) arise of any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning you furnished in writing by you or on your behalf to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereto by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or such Prospectus or necessary to make such information not misleading or (ii) arise out of your breach of a representation or warranty or covenant or agreement contained in this Agreement;

provided, however, that in no case are you to be liable with respect to any claims made against the Company or any such person against whom the action is brought unless the Company or such person shall have notified you in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company or such person, but failure to notify you of such claim shall not relieve you from any liability that you may have to the Company or such person otherwise than on account of the indemnity agreement contained in this paragraph. You shall be entitled to participate at your expense in the defense, or if you so elect, to assume the defense of any suit brought to enforce any such liability, but, if you elect to assume the defense, counsel chosen by you and reasonably acceptable to the Company shall conduct such defense. In the event that you elect to assume the defense of any such suit and retain such counsel, the Company, said officers and directors and any person or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) you shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include you or such controlling person or persons, and the Company and you or such controlling person or persons have been advised by counsel that one or more material legal defenses may be available to the Company that may not be available to you or them in which case you shall not be entitled to assume the defense of such suit notwithstanding your obligation to bear the reasonable fees and expenses of such counsel. You shall not be liable to indemnify any person for any settlement of any such claim effected without your or its consent which consent shall not be unreasonably withheld. You shall not, without the consent of the Company, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. This indemnification obligation will be in addition to any primary liability that you might otherwise have.

         (c) If the indemnification provided for in this Section 7 is unavailable, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect not only the relative benefits received by the Company on one hand and you on the other from the offering, but also the relative fault of the Company on the one hand and you on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company, bear to the total selling commissions received by you and the value of the Agent's Warrant issued to you pursuant to
Section 4(h). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and whether a party breached a representation or warranty or covenant or agreement contained in this Agreement. The Company and you agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective representations and warranties of you and the Company as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of you, the Company, or any of the officers or directors of the Company or any controlling person, and shall survive delivery of and payment for the Shares for a period ending on the date two years subsequent to the Closing Date.

         9. EFFECTIVE DATE. This Agreement shall become effective at 11:00 A.M., Houston time, on the date hereof (the "Effective Time").

         10. TERMINATION. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 5(p), 7, and 8 and this Section 10.

         This Agreement may be terminated after the Effective Time by (a) the Company for any reason by notice to you and (b) you by notice to the Company (i) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market (collectively, the "Exchanges") shall have been suspended for longer than four consecutive hours or minimum or maximum prices shall have been established on either such exchange or stock market, or a banking moratorium shall have been declared by Texas or United States authorities (unless such suspension is made pending completion of the sale of the Shares, at which time, such suspension will be lifted);  (ii) if at or  prior to the  Closing  Date  there  shall  have  been a material escalation of hostilities between the United States and any foreign country (other than Iraq), or any other material insurrection or armed conflict involving the United States which, in your reasonable judgment, after consultation with the Company, makes it impracticable or inadvisable to offer or sell the Shares; or (iii) if there shall be any material litigation or regulatory action, pending or threatened against or involving the Company, which, in your reasonable judgment, after consultation with the Company, makes it impracticable or inadvisable to offer or deliver the Shares on the terms contemplated by this Agreement.

         If, and only if, the Company terminates this Agreement after it becomes effective for any reason (other than your material failure to comply with your obligations under this Agreement or material breach of your representations and warranties) or the Offering fails to close because of the Company's breach of any representations or warranties contained in this Agreement or the Company's failure to fulfill its covenants and agreements contained in this Agreement, the Company shall pay you your actual out-of-pocket expenses incurred as provided in
Section 5(p) hereof.

         11. AGREEMENT CONCERNING DISCLOSURE OF INFORMATION. You agree to treat confidentially any material nonpublic information that is furnished to you (or to parties acting on your behalf) by or on behalf of the Company (the "Information"). You agree that you will use the Information only for the purposes related to a determination of your willingness to act as non-exclusive selling agent pursuant to this Agreement, and that the Information will be kept confidential by you and your partners, members, managers, officers, directors, employees, agents, and other affiliates (collectively, the "Affiliates"), and your attorneys and accountants (collectively, the "Professionals"), and that you, such Affiliates, or Professionals will not disclose the Information to any investor or other person; provided, however, that the Information may be disclosed to (a) Affiliates and Professionals who need to know such Information for the purpose of evaluating or providing services in connection with the your and your clients' investment in the Company; provided such parties agree to be bound by this undertaking, (b) to any federal or state regulatory agency and their employees, agents, and attorneys (collectively, "Regulators") for the purpose of making any filings with Regulators if disclosure of such Information is required by law (provided that you advise the Company in writing of the Information to be so disclosed within a reasonable time prior to such filing), and (c) any other person to which the Company consents in writing prior to any such disclosure.

         In the event that you are requested or required (by oral questions, documents, subpoena, civil investigation, demand, interrogatories, request for information, or other similar process) to disclose to any person or entity any information supplied to you, your Affiliates, or your Professionals in the course of their dealings with the Company or their respective representatives, you agree that you will provide the Company with prompt notice of such request(s) within a reasonable time prior to such disclosure so that the Company may seek an appropriate protective order and/or waiver of compliance with the provisions of this Agreement. It is further agreed that, if a protective order is not obtained, or a waiver is not granted hereunder, and you are nonetheless, in the written opinion of counsel, compelled to disclose information concerning the Company to any tribunal or else stand liable for contempt or suffer the censure or penalty, you may disclose such information to such tribunal without liability hereunder. Prior to making such disclosure, you shall deliver a written opinion of your counsel to the Company's counsel that disclosure is compelled by law. You will exercise your best efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Information.

         12. NOTICES. All notices or other communications that are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

         If to the Company:           Tarrant Apparel Group
                                      3151 East Washington Boulevard
                                      Los Angeles, California 90023
                                      Attention:  Chief Financial Officer
                                      Facsimile:  (323) 881-0332
                                      e-mail: patrick.chow@tags.com

         If to you:                   Sanders Morris Harris Inc.
                                      600 Travis, Suite 3100
                                      Houston, Texas 77002
                                      Attention: President
                                      Facsimile:  (713) 224-1101
                                      e-mail: ben.morris@smhhou.com

or at such other address as any party shall have furnished to the other parties in writing.

         13. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon you, the Company, and their respective successors and legal representatives, except that neither the Company nor you may assign or transfer any of its or your rights or obligations under this Agreement without the prior written consent of the other. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the person or persons, if any, who control you within the meaning of Section 15 of the Act, and your indemnities shall also be for the benefit of each officer and director of the Company and the person or persons, if any, who control the Company within the meaning of Section 15 of the Act.

         14. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of California or in the United States District Court for the Central District of California and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement. The prevailing party in any such litigation shall be entitled to receive from the losing party or parties all costs and expenses, including reasonable attorney fees, incurred by the prevailing party.


                       [Signatures on the following page]

         If the foregoing correctly sets forth our understanding please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                          Very truly yours,

                                          TARRANT APPAREL GROUP


                                          By   /S/ PATRICK CHOW
                                             ----------------------------
                                          Name:  Patrick Chow
                                          Title:  Chief Financial Officer

Accepted and delivered in Houston,
  Texas as of the date first above written

SANDERS MORRIS HARRIS INC.


By: /s/ Jonah Sulak
    ----------------------------
    Name:  Jonah Sulak
    Title: Vice President